UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2011
POPULAR, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
incorporation or organization)

209 Munoz Rivera Avenue
Hato Rey, Puerto Rico	00918

(Address of principal executive offices)	(Zip code)
(787) 765-9800
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1

Item 7.01. Regulation FD Disclosure
Popular, Inc. is furnishing information regarding its conference call to discuss its financial results for the quarter and six months ended June 30, 2011. A copy of the presentation to be used by Popular, Inc. on the conference call is attached hereto as Exhibit 99.1.
The call will be broadcast live over the Internet and can be accessed through the investor relations section of Popular, Inc.’s website: www.popular.com. The call may also be accessed through a dial-in telephone number at 800-510-9691 or 617-614-3453 for international callers. The conference code is 15242835. A replay of the webcast will be archived in Popular, Inc.’s website. A telephone replay will be available from 5 p.m. on Wednesday, July 20 through July 27 at 888-286-8010 or 617-801-6888 for international callers. The replay passcode is 52351624.
Popular, Inc. does not intend for this Item 7.01 or Exhibit 99.1 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits
The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Exhibit 99.1-Popular, Inc. Conference Call Presentation — Second Quarter 2011 Financial Results

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)
Date: July 20, 2011	By:	/s/ Ileana González
Ileana González
Senior Vice President and Comptroller